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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Stevens International, Inc. on Form S-8 of our report dated February 24, 1995 appearing in the Annual Report on Form 10-K of Stevens International, Inc. (formerly Stevens Graphics Corporation) for the year ended December 31, 1994.

We also consent to the reference to us under the heading "Experts" in such Prospectus.





Deloitte & Touche LLP
Dallas, Texas

January 17, 1996